SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : FEBRUARY 24, 2003

                          COMMISSION FILE NO. 000-32885


                          THE EXPERIENTIAL AGENCY, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Nevada                                        88-0471263
--------------------------------              ----------------------------------
(STATE  OR OTHER JURISDICTION OF              (IRS EMPLOYER IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)


                 308 West Erie, Floor 2, Chicago, Illinois 60610
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (312) 397-9100
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


                             Synreal Services Corp.
                           600-890 West Pender Street
                          Vancouver, B.C.,CanadaV6C1J9
                          ----------------------------
                            (FORMER NAME AND ADDRESS)


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ITEM  5.   OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

As of March 11, 2004, Starlight Holdings SA and Dutchess Corporation, two entities that are not affiliated with the company, have purchased an aggregate of 768,750 restricted shares of common stock in consideration for $615,000. The first of such purchases occurred on February 24, 2004. The company plans to use the proceeds from such investment for general working capital purposes.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

None.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The  Experiential  Agency,  Inc.


March  11,  2004

/s/ Frank  Goldstin
-------------------------
Frank  Goldstin
Chief  Executive  Officer

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